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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                January 21, 2005
                Date of Report (date of earliest event reported)

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                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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             UTAH                       0-306567                87-0638510
(State or other jurisdiction of    (Commission file          (I.R.S. Employer
incorporation or organization)          number)             Identification No.)



                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
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                    (Address of principal executive offices)


                                 (801) 765-1200
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

         On January 21, 2005, Raser Technologies, Inc. (the "Company") issued a press release announcing that all of the 4,240 outstanding Series B Convertible Preferred Shares (the "Shares") have been converted into shares of the Company's common stock ("Common Stock"). The Company converted the Shares to shares of Common Stock as a result of meeting certain timing and pricing terms pursuant to the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead "furnished" in accordance with that instruction.

Item 9.01. Exhibits

(a)

                  Exhibit
                  Number         Exhibit Title
                  -------        ------------------------------------

                  99.1           Press Release dated January 21, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RASER TECHNOLOGIES, INC.

                                      /s/ William Dwyer
                                      -----------------------
                                      William Dwyer
                                      Chief Financial Officer



Dated: January 25, 2005



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Index to Exhibits
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Exhibit
Number                     Exhibit Title
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99.1                       Press Release dated January 21, 2005



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